                                                       Exhibit 99.1
--------------------------------------------------------------------------------
                                                       Monthly Operating Report
--------------------------------
CASE  NAME:  Kitty Hawk, Inc.                          ACCRUAL BASIS
--------------------------------

--------------------------------
CASE  NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
--------------------------------

--------------------------------
JUDGE: Barbara J. Houser
--------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE  PARTY:

/s/ Drew Keith                             Chief Financial Officer
------------------------------------    -------------------------------
ORIGINAL SIGNATURE OF                                TITLE
RESPONSIBLE PARTY

Drew Keith                                          4/20/01
------------------------------------    -------------------------------
PRINTED NAME OF RESPONSIBLE                          DATE
PARTY

PREPARER:

/s/ Jessica L. Wilson                       Chief Accounting Officer
------------------------------------    -------------------------------
ORIGINAL SIGNATURE OF PREPARER                       TITLE

Jessica L. Wilson                                   4/20/01
------------------------------------    -------------------------------
PRINTED NAME OF PREPARER                             DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

--------------------------------
CASE NAME:  Kitty Hawk, Inc.                                 ACCRUAL BASIS-1
--------------------------------

--------------------------------
CASE NUMBER: 400-42141-BJH                               02/13/95, RWD, 2/96
--------------------------------


--------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
                                  SCHEDULE                     MONTH                      MONTH                       MONTH
                                                 -----------------------------------------------------------------------------------
ASSETS                             AMOUNT                  January 2001               February 2001                March 2001
------------------------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                 $13,401,586                 $31,545,131                $34,210,430              $41,616,063
------------------------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                                        $0                         $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                        $13,401,586                 $31,545,131                $34,210,430              $41,616,063
------------------------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                                    ($12,639,451)              ($12,720,253)            ($12,694,143)
------------------------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                     ($1,016,667)               ($1,016,667)             ($1,016,667)
------------------------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                      $15,000                     $15,000                    $15,000                  $15,000
------------------------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                                 $356,632                   $447,667                 $504,714
------------------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)              $422,186,692                $353,355,798               $349,988,037             $341,798,355
------------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS             $435,603,278                $371,616,443               $370,924,214             $370,223,322
------------------------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT        $2,425,652                  $6,076,562                 $6,083,445               $6,083,445
------------------------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                                         $2,017,973                 $2,096,245               $2,174,632
------------------------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                          $2,425,652                  $4,058,589                 $3,987,200               $3,908,813
------------------------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                     $62,465                    $219,367                   $219,367                 $219,367
------------------------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)        $10,967,208                  $9,791,021                 $9,720,420               $9,649,819
------------------------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)              $138,370,015                $138,370,015               $138,370,015             $138,370,015
------------------------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                     $587,428,618                $524,055,435               $523,221,216             $522,371,336
------------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                   $3,112                  ($180,111)                $403,480
------------------------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                          $0                         $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                          $0                         $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL  FEES                                               $782,236                 $1,289,912                 $681,000
------------------------------------------------------------------------------------------------------------------------------------
21. SECURED  DEBT                                                          $0                         $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
22. OTHER  (ATTACH  LIST)                                          $2,923,280                 $2,730,846               $2,511,741
------------------------------------------------------------------------------------------------------------------------------------
23. TOTAL  POSTPETITION
    LIABILITIES                                                    $3,708,628                 $3,840,647               $3,596,221
------------------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24. SECURED  DEBT                    $466,119,468                $390,493,178               $389,840,761             $389,235,367
------------------------------------------------------------------------------------------------------------------------------------
25. PRIORITY  DEBT                        $29,661                          $0                         $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
26. UNSECURED  DEBT                   $22,580,547                  $2,232,268                 $2,232,268               $2,232,268
------------------------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                        $0                 $29,163,394                $28,849,573              $28,849,513
------------------------------------------------------------------------------------------------------------------------------------
28. TOTAL  PREPETITION  LIABILITIES  $488,729,676                $421,888,840               $420,922,602             $420,317,148
------------------------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                $488,729,676                $425,597,468               $424,763,249             $423,913,369
------------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30. PREPETITION  OWNERS'  EQUITY                                  $98,457,967                $98,457,967              $98,457,967
------------------------------------------------------------------------------------------------------------------------------------
31. POSTPETITION  CUMULATIVE
    PROFIT  OR  (LOSS)                                                     $0                         $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
32. DIRECT  CHARGES  TO  EQUITY
    (ATTACH  EXPLANATION)
------------------------------------------------------------------------------------------------------------------------------------
33. TOTAL  EQUITY                              $0                 $98,457,967                $98,457,967              $98,457,967
------------------------------------------------------------------------------------------------------------------------------------
34. TOTAL  LIABILITIES  &
    OWNERS'  EQUITY                  $488,729,676                $524,055,435               $523,221,216             $522,371,336
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-------------------------------
CASE  NAME:  Kitty Hawk, Inc.                              ACCRUAL BASIS-2
-------------------------------

-------------------------------
CASE  NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
-------------------------------


-------------------------------
INCOME STATEMENT
-------------------------------
                                                     MONTH                 MONTH                 MONTH
                                                 --------------------------------------------------------              QUARTER
REVENUES                                         January 2001         February 2001            March 2001               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.      GROSS  REVENUES                                    $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
2.      LESS:  RETURNS & DISCOUNTS                         $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
3.      NET  REVENUE                                       $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
------------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                           $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT  LABOR                                      $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT  OVERHEAD                                   $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL  COST  OF  GOODS  SOLD                       $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
8.      GROSS  PROFIT                                      $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER / INSIDER  COMPENSATION              $107,083              $107,083              $107,083              $321,249
------------------------------------------------------------------------------------------------------------------------------------
10.     SELLING  &  MARKETING                              $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                  ($1,639,921)            ($667,349)            ($878,784)          ($3,186,054)
------------------------------------------------------------------------------------------------------------------------------------
12.     RENT  &  LEASE                                $41,080               $31,248               $31,786              $104,114
------------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                                $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL  OPERATING  EXPENSES                ($1,491,758)            ($529,018)            ($739,915)          ($2,760,691)
------------------------------------------------------------------------------------------------------------------------------------
15.     INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                           $1,491,758              $529,018              $739,915            $2,760,691
------------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT.  LIST)           ($144,773)            ($205,267)            ($146,686)            ($496,726)
------------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT.  LIST)                 $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST  EXPENSE                                  $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                      $78,270               $78,270               $78,386              $234,926
------------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                  $76,984               $76,984               $76,984              $230,952
------------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                                $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
22.     NET  OTHER INCOME & EXPENSES                  $10,481              ($50,013)               $8,684              ($30,848)
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL  FEES                         $1,481,277              $579,031              $713,081            $2,773,389
------------------------------------------------------------------------------------------------------------------------------------
24.     U.S.  TRUSTEE  FEES                                $0                    $0               $10,000               $10,000
------------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL  REORGANIZATION  EXPENSES            $1,481,277              $579,031              $723,081            $2,783,389
------------------------------------------------------------------------------------------------------------------------------------
27.     INCOME  TAX                                        $0                    $0                $8,150                $8,150
------------------------------------------------------------------------------------------------------------------------------------
28.     NET  PROFIT  (LOSS)                                $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

--------------------------------
CASE  NAME:  Kitty Hawk, Inc.                            ACCRUAL BASIS-3
--------------------------------

--------------------------------
CASE  NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
--------------------------------


--------------------------------
CASH  RECEIPTS  AND DISBURSEMENTS                   MONTH                  MONTH                   MONTH
                                                -----------------------------------------------------------------------  QUARTER
                                                January 2001          February 2001              March 2001               TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING  OF  MONTH              $14,294,580            $31,545,131             $34,210,430             $14,294,580
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
2.      CASH  SALES                                       $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                       $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                      $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL  OPERATING  RECEIPTS                        $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------------
6.      LOANS  &  ADVANCES  (ATTACH  LIST)                $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
7.      SALE  OF  ASSETS                                  $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
8.      OTHER  (ATTACH  LIST)                    $65,875,210            $31,477,401             $34,390,149            $131,742,760
-----------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL  NON-OPERATING  RECEIPTS           $65,875,210            $31,477,401             $34,390,149            $131,742,760
-----------------------------------------------------------------------------------------------------------------------------------
10.     TOTAL  RECEIPTS                          $65,875,210            $31,477,401             $34,390,149            $131,742,760
-----------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL  CASH  AVAILABLE                   $80,169,790            $63,022,532             $68,600,579            $146,037,340
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
12.     NET  PAYROLL                              $3,703,643             $4,431,079              $3,964,455             $12,099,177
-----------------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                        $1,895,115               $789,238              $1,680,340              $4,364,693
-----------------------------------------------------------------------------------------------------------------------------------
14.     SALES,  USE  &  OTHER  TAXES  PAID          $237,314                $88,993                      $0                $326,307
-----------------------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                 $3,610,102             $4,005,254              $2,337,422              $9,952,778
-----------------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                   $103,421               $127,082                 $98,318                $328,821
-----------------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                   $423,996             $1,796,030                $987,021              $3,207,047
-----------------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY  PURCHASES                              $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE  EXPENSES                                 $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                    $1,412,100               $993,739                $992,404              $3,398,243
-----------------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                     $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS  &  MAINTENANCE                   $4,622,644             $2,628,299              $3,435,991             $10,686,934
-----------------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                          $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                   $5,291                 $3,974                 $22,283                 $31,548
-----------------------------------------------------------------------------------------------------------------------------------
25.     OTHER  (ATTACH  LIST)                    $31,350,549            $13,626,592             $12,477,603             $57,454,744
-----------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL  OPERATING  DISBURSEMENTS          $47,364,175            $28,490,280             $25,995,837            $101,850,292
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL  FEES                        $1,241,484               $321,822                $988,679              $2,551,985
-----------------------------------------------------------------------------------------------------------------------------------
28.     U.S.  TRUSTEE  FEES                          $19,000                     $0                      $0                 $19,000
-----------------------------------------------------------------------------------------------------------------------------------
29.     OTHER  (ATTACH  LIST)                             $0                     $0                      $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
30.     TOTAL  REORGANIZATION  EXPENSES           $1,260,484               $321,822                $988,679              $2,570,985
-----------------------------------------------------------------------------------------------------------------------------------
31.     TOTAL  DISBURSEMENTS                     $48,624,659            $28,812,102             $26,984,516            $104,421,277
-----------------------------------------------------------------------------------------------------------------------------------
32.     NET  CASH  FLOW                          $17,250,551             $2,665,299              $7,405,633             $27,321,483
-----------------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                      $31,545,131            $34,210,430             $41,616,063             $41,616,063
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

--------------------------------
CASE NAME:  Kitty Hawk, Inc.                              ACCRUAL BASIS-4
--------------------------------

--------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
--------------------------------

                                                       SCHEDULE         MONTH                   MONTH                    MONTH
                                                                    ----------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                               AMOUNT        January 2001           February 2001              March 2001
------------------------------------------------------------------------------------------------------------------------------------
1.   0-30                                                                    $1,187                 $19,968                  $1,234
------------------------------------------------------------------------------------------------------------------------------------
2.   31-60                                                                  $63,947                 $63,947                 $19,868
------------------------------------------------------------------------------------------------------------------------------------
3.   61-90                                                                       $0                      $0                 $63,947
------------------------------------------------------------------------------------------------------------------------------------
4.   91+                                                                         $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                           $0                 $65,134                 $83,915                 $85,049
------------------------------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                    $12,704,585             $12,804,168             $12,779,192
------------------------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                           $0            ($12,639,451)           ($12,720,253)           ($12,694,143)
------------------------------------------------------------------------------------------------------------------------------------



AGING OF POSTPETITION TAXES AND PAYABLES                                                      MONTH:       March 2001
                                                                                                    --------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      0-30                 31-60               61-90                 91+
TAXES PAYABLE                         DAYS                  DAYS                DAYS                DAYS                  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                       $0                    $0                  $0                  $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
2.        STATE                         $0                    $0                  $0                  $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
3.        LOCAL                         $0                    $0                  $0                  $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
4.        OTHER (ATTACH LIST)           $0                    $0                  $0                  $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL TAXES PAYABLE           $0                    $0                  $0                  $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
6.        ACCOUNTS PAYABLE        ($63,174)              $57,115             $57,683            $351,856                $403,480
------------------------------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                                               MONTH:       March 2001
                                                                                                    -------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         BEGINNING              AMOUNT                                            ENDING
                                            TAX              WITHHELD AND/                  AMOUNT                 TAX
FEDERAL                                 LIABILITY*            0R ACCRUED                     PAID               LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                         $0                $151,275                $151,275                      $0
------------------------------------------------------------------------------------------------------------------------------------
2.        FICA-EMPLOYEE**                       $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
3.        FICA-EMPLOYER**                       $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
4.        UNEMPLOYMENT                          $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
5.        INCOME                                $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
6.        OTHER (ATTACH LIST)                   $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL FEDERAL TAXES                   $0                $151,275                $151,275                      $0
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
8.        WITHHOLDING                           $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
9.        SALES                                 $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
10.       EXCISE                                $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
11.       UNEMPLOYMENT                          $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
12.       REAL PROPERTY                         $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
13.       PERSONAL PROPERTY                     $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
14.       OTHER (ATTACH LIST)                   $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
15.       TOTAL STATE & LOCAL                   $0                      $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL TAXES                           $0                $151,275                $151,275                      $0
------------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

---------------------------------
CASE  NAME:  Kitty Hawk, Inc.                             ACCRUAL BASIS-5
---------------------------------

---------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
---------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                                              MONTH:       March 2001
                                                                                                    --------------------------------
BANK  RECONCILIATIONS
                                                     Account #1        Account #2             Account #3
----------------------------------------------------------------------------------------------------------
A.        BANK:                                        Bank One          Bank One              Wells Fargo
----------------------------------------------------------------------------------------------------------
B.        ACCOUNT  NUMBER:                            100140334        9319959434             4417-881463                 TOTAL
----------------------------------------------------------------------------------------------------------
C.        PURPOSE  (TYPE):                            Operating       Disbursement             Operating
-----------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE  PER  BANK  STATEMENT                $460,348            $50,000             $4,048,680              $4,846,237
-----------------------------------------------------------------------------------------------------------------------------------
2.        ADD:  TOTAL  DEPOSITS  NOT  CREDITED               $0                 $0                     $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT:  OUTSTANDING  CHECKS             $2,478,568                 $0                     $0              $2,729,865
-----------------------------------------------------------------------------------------------------------------------------------
4.        OTHER  RECONCILING  ITEMS                     $25,753                 $0                     $0                 $25,753
-----------------------------------------------------------------------------------------------------------------------------------
5.        MONTH  END  BALANCE  PER  BOOKS           ($1,992,467)           $50,000             $4,048,680              $2,106,213
-----------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER  OF  LAST  CHECK  WRITTEN            No checks              28022              No checks
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                    DATE OF                TYPE OF                PURCHASE                 CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                     PURCHASE               INSTRUMENT                PRICE                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7.        Wells Fargo Certificate of Deposit                                CD                    $600,000                $605,115
-----------------------------------------------------------------------------------------------------------------------------------
8.        Bank One                                   3/30/01          Overnight Sweep          $38,867,823             $38,867,823
-----------------------------------------------------------------------------------------------------------------------------------
9.        N/A
-----------------------------------------------------------------------------------------------------------------------------------
10.       N/A
-----------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL  INVESTMENTS                                                                   $39,467,823             $39,472,938
-----------------------------------------------------------------------------------------------------------------------------------

CASH
-----------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                                  $1,000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL  CASH  -  END  OF MONTH                                                                                $41,616,063
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

---------------------------------
CASE  NAME:  Kitty Hawk, Inc.                              ACCRUAL BASIS-5
---------------------------------

---------------------------------
CASE  NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                              MONTH:       March 2001
                                                                                                    -------------------------------

BANK  RECONCILIATIONS

                                                 Account #4              Account #5              Account #6
------------------------------------------------------------------------------------------------------------------------------------
A.        BANK:                                    Bank One                Bank One                Bank One
-------------------------------------------------------------------------------------------------------------
B.        ACCOUNT  NUMBER:                       1570695922         100129949/9319958451         1586268961                 TOTAL
-------------------------------------------------------------------------------------------------------------
C.        PURPOSE  (TYPE):                         Payroll            Health Insurance          Flex Spending
------------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE  PER  BANK  STATEMENT                  $0                     $251,297              $35,912              $287,209
------------------------------------------------------------------------------------------------------------------------------------
2.        ADD:  TOTAL  DEPOSITS  NOT  CREDITED           $0                           $0                   $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT:  OUTSTANDING  CHECKS                 $0                     $251,297                   $0              $251,297
------------------------------------------------------------------------------------------------------------------------------------
4.        OTHER  RECONCILING  ITEMS                      $0                           $0                   $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
5.        MONTH  END  BALANCE  PER  BOOKS                $0                           $0              $35,912               $35,912
------------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER  OF  LAST  CHECK  WRITTEN            76894                       146559                1239
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------------
                                      DATE OF                 TYPE OF                PURCHASE                 CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER       PURCHASE               INSTRUMENT                 PRICE                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL  INVESTMENTS                                                               $0                      $0
------------------------------------------------------------------------------------------------------------------------------------

CASH

------------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                        $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL  CASH  -  END  OF MONTH                                                                      $35,912
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

---------------------------------
CASE  NAME:  Kitty Hawk, Inc.                               ACCRUAL BASIS-5
---------------------------------

---------------------------------
CASE  NUMBER: 400-42141-BJH                               02/13/95, RWD, 2/96
---------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                              MONTH:       March 2001
                                                                                                    -------------------------------
BANK  RECONCILIATIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Account #7              Account #8              Account #9
--------------------------------------------------------------------------------------------------------------
A.        BANK:                                      Bank One
--------------------------------------------------------------------------------------------------------------
B.        ACCOUNT  NUMBER:                          1586269860                                                             TOTAL
--------------------------------------------------------------------------------------------------------------
C.        PURPOSE  (TYPE):                              COD
-----------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE  PER  BANK  STATEMENT                     $0                      $0                      $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
2.        ADD:  TOTAL  DEPOSITS  NOT  CREDITED              $0                      $0                      $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT:  OUTSTANDING  CHECKS                    $0                      $0                      $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
4.        OTHER  RECONCILING  ITEMS                         $0                      $0                      $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
5.        MONTH  END  BALANCE  PER  BOOKS                   $0                                                                $0
-----------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER  OF  LAST  CHECK  WRITTEN                2111
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------------
                                                DATE OF                 TYPE OF                PURCHASE                 CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                PURCHASE               INSTRUMENT                 PRICE                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL  INVESTMENTS                                                                        $0                      $0
------------------------------------------------------------------------------------------------------------------------------------

CASH
------------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL  CASH  -  END  OF MONTH                                                                                     $0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report


---------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                      ACCRUAL BASIS-6
---------------------------------------

---------------------------------------
CASE  NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96
---------------------------------------

                                                   MONTH:    March 2001
                                                         -----------------------

---------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------
                                             INSIDERS
--------------------------------------------------------------------------------------------------
                                        TYPE OF                      AMOUNT            TOTAL PAID
                NAME                    PAYMENT                       PAID               TO DATE
--------------------------------------------------------------------------------------------------
1.     Mike Clark               Salary                                 $7,917             $82,084
--------------------------------------------------------------------------------------------------
2.     Jim Craig                Salary                                $33,333            $233,335
--------------------------------------------------------------------------------------------------
3.     Janie Garrard            Salary                                     $0              $2,625
--------------------------------------------------------------------------------------------------
4.     Drew Keith               Salary                                $32,500            $233,962
--------------------------------------------------------------------------------------------------
5      Lena Baker               Salary                                     $0              $7,500
--------------------------------------------------------------------------------------------------
6      Jim Reeves               Salary                                $33,333            $366,663
--------------------------------------------------------------------------------------------------
7      John Turnipseed          Salary                                     $0             $41,668
--------------------------------------------------------------------------------------------------
8      TOTAL  PAYMENTS
       TO  INSIDERS                                                  $107,083            $967,837
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                              PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------------
                                     DATE OF COURT                                                                 TOTAL
                                   ORDER AUTHORIZING      AMOUNT           AMOUNT            TOTAL PAID           INCURRED
                     NAME               PAYMENT          APPROVED           PAID               TO DATE           & UNPAID *
--------------------------------------------------------------------------------------------------------------------------------
1.     Lain Faulkner                                                       $47,131            $630,423             $93,000
--------------------------------------------------------------------------------------------------------------------------------
2.     Haynes and Boone                                                   $274,122          $2,414,250            $180,000
--------------------------------------------------------------------------------------------------------------------------------
3.     The Seabury Group                                                   $75,000          $1,575,000                  $0
--------------------------------------------------------------------------------------------------------------------------------
4.     Forshey & Prostock                                                       $0            $365,670                  $0
--------------------------------------------------------------------------------------------------------------------------------
5      Price Waterhouse Coopers                                            $91,944            $386,015             $30,000
--------------------------------------------------------------------------------------------------------------------------------
6      Jay Alix and Associates                                             $30,522            $671,514             $25,000
--------------------------------------------------------------------------------------------------------------------------------
7      Andrews & Kurth                                                     $79,071            $902,448            $186,000
--------------------------------------------------------------------------------------------------------------------------------
8      Jenkins & Gilchrist                                                      $0             $47,474                  $0
--------------------------------------------------------------------------------------------------------------------------------
9      Ford and Harrison                                                    $3,220            $204,585             $15,000
--------------------------------------------------------------------------------------------------------------------------------
10     Grant Thornton                                                      $61,209            $234,287                  $0
--------------------------------------------------------------------------------------------------------------------------------
11     Verner Liipfert                                                    $108,809            $359,980            $152,000
--------------------------------------------------------------------------------------------------------------------------------
12     TOTAL  PAYMENTS
       TO  PROFESSIONALS                                    $0            $771,028          $7,791,646            $681,000
--------------------------------------------------------------------------------------------------------------------------------

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED
----------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                              SCHEDULED             AMOUNTS
                                                               MONTHLY               PAID                TOTAL
                                                               PAYMENTS             DURING              UNPAID
                    NAME OF CREDITOR                             DUE                 MONTH           POSTPETITION
----------------------------------------------------------------------------------------------------------------------
1.     N/A
----------------------------------------------------------------------------------------------------------------------
2.     N/A
----------------------------------------------------------------------------------------------------------------------
3.     N/A
----------------------------------------------------------------------------------------------------------------------
4.     N/A
----------------------------------------------------------------------------------------------------------------------
5.     N/A
----------------------------------------------------------------------------------------------------------------------
6.     TOTAL                                                       $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                     Monthly Operating Report

-------------------------------
CASE  NAME:  Kitty Hawk, Inc.               ACCRUAL  BASIS-7
-------------------------------

-------------------------------
CASE  NUMBER: 400-42141-BJH                          02/13/95, RWD, 2/96
-------------------------------

                                                     MONTH: March 2001
                                                            --------------------

-------------------------------
QUESTIONNAIRE
-------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES             NO
----------------------------------------------------------------------------------------------------------------------------
1.      HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                                    X
----------------------------------------------------------------------------------------------------------------------------
2.      HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                               X
----------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE  FROM RELATED PARTIES?                                                                              X
----------------------------------------------------------------------------------------------------------------------------
4.      HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
        THIS REPORTING PERIOD?                                                                            X
----------------------------------------------------------------------------------------------------------------------------
5.      HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                         X
----------------------------------------------------------------------------------------------------------------------------
6.      ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                             X
----------------------------------------------------------------------------------------------------------------------------
7.      ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES PAST  DUE?                                           X
----------------------------------------------------------------------------------------------------------------------------
8.      ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                        X
----------------------------------------------------------------------------------------------------------------------------
9.      ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                                 X
----------------------------------------------------------------------------------------------------------------------------
10.     ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS  DELINQUENT?                                              X
----------------------------------------------------------------------------------------------------------------------------
11.     HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
        REPORTING PERIOD?                                                                                              X
----------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                X
----------------------------------------------------------------------------------------------------------------------------

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.
Item #4 - the Company has paid down approximately $652,000 on its revolving credit facility in accordance with various
----------------------------------------------------------------------------------------------------------------------------
court orders. Cash used in the payments were a result of asset sales (aircraft and inventory) and internally generated
----------------------------------------------------------------------------------------------------------------------------
cash. Additionally, Landing and parking fees in Fort Wayne, IN were paid when the lease was assumed.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
INSURANCE
----------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 YES                NO
----------------------------------------------------------------------------------------------------------------------------
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                   X
----------------------------------------------------------------------------------------------------------------------------
2.      ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                X
----------------------------------------------------------------------------------------------------------------------------
3.      PLEASE  ITEMIZE  POLICIES  BELOW.
----------------------------------------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES  HAVE
BEEN  CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                              INSTALLMENT  PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                                        PAYMENT AMOUNT
              POLICY                  CARRIER                             PERIOD COVERED                       & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------------
        121 Aircraft Insurance    Aviation Agency                    6/1/2000 - 5/31/2001                  781,160   Quarterly
---------------------------------------------------------------------------------------------------------------------------------
        Workers Comp              Aviation Agency                    01/01/2001 - 12/31/2001                95,000   Monthly
---------------------------------------------------------------------------------------------------------------------------------
        Inland Marine/Property    CGU                                4/1/2000 - 3/31/2001                    9,902   Monthly
---------------------------------------------------------------------------------------------------------------------------------
        Professional Liab         Aviation Agency                    6/1/2000 - 5/31/2001                   25,291   Annual
---------------------------------------------------------------------------------------------------------------------------------
        135 Aircraft Insurance    Aviation Agency                    10/1/2000 - 9/30/2001                 100,266   Quarterly
---------------------------------------------------------------------------------------------------------------------------------
        Primary Auto              Aviation Agency                    4/1/2000 - 3/31/2001                   10,827   Monthly
---------------------------------------------------------------------------------------------------------------------------------
        Excess Auto               Aviation Agency                    4/1/2000 - 3/31/2001                   29,870   Annual
---------------------------------------------------------------------------------------------------------------------------------
        Aggregate Claims Liab     Reliastar                          5/1/2000 - 4/30/2001                   15,000   Annually
---------------------------------------------------------------------------------------------------------------------------------
        Claims Admin Runout       CIGNA                              5/1/2000 - 4/30/2001                  125,779   One time
---------------------------------------------------------------------------------------------------------------------------------
        Pilot Long Term Disabl    UNUM                               5/1/2000 - 4/30/2001                    7,975   Monthly
---------------------------------------------------------------------------------------------------------------------------------
        Stop Loss                 Reliastar                          5/1/2000 - 4/30/2001                   31,635   Monthly
---------------------------------------------------------------------------------------------------------------------------------
        Case Management           Reliastar                          5/1/2000 - 4/30/2001                    1,329   Monthly
---------------------------------------------------------------------------------------------------------------------------------
        Claims Administration     Allied Benefit System              5/1/2000 - 4/30/2001                   25,052   Monthly
---------------------------------------------------------------------------------------------------------------------------------
        Life/AD&D                 CIGNA                              5/1/2000 - 4/30/2001                   11,732   Monthly
---------------------------------------------------------------------------------------------------------------------------------
        EAP                       Behavioral Health Partners         5/1/2000 - 4/30/2001                    2,941   Monthly
---------------------------------------------------------------------------------------------------------------------------------
        Section 125 Admin         Taxsaver                           5/1/2000 - 4/30/2001                    1,179   Monthly
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.               FOOTNOTES SUPPLEMENT
----------------------------------

----------------------------------
CASE  NUMBER: 400-42141-BJH                  ACCRUAL BASIS
----------------------------------

                             MONTH:                March 2001
                                    --------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS FORM NUMBER     LINE NUMBER                                 FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           3                        8        All cash received into the each subsidiary cash account is swept
--------------------------------------------------------------------------------------------------------------------------------
                                                each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           3                       31        All disbursements (either by wire transfer or check), including payroll, are
--------------------------------------------------------------------------------------------------------------------------------
                                                disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           4                        6        All assessments of uncollectible accounts receivable are done
--------------------------------------------------------------------------------------------------------------------------------
                                                at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
--------------------------------------------------------------------------------------------------------------------------------
                                                down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           7                                 All insurance policies are carried in the name of Kitty Hawk, Inc. and its
--------------------------------------------------------------------------------------------------------------------------------
                                                subsidiaries. Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           6                    Insiders     Payments to insiders include a portion of the Court approved retention
--------------------------------------------------------------------------------------------------------------------------------
                                                payments in the month of March
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items


ACCRUAL BASIS-1                                     March 2001

8.    OTHER  (ATTACH  LIST)                                                          $ 341,798,355 Reported
                                                                  ---------------------------------
           Intercompany Receivables                                                    339,632,500
           Escrow JRC                                                                      400,000
           A/R Other                                                                       447,964
           A/R Employees                                                                         -
           A/R 401(k) Loan                                                                      18
           A/R Reconciling item                                                            (12,141)
           Deferred Taxes                                                                  776,266
           Deposits - Other                                                                137,749
           Deposits - Retainers                                                            415,999
                                                                  ---------------------------------
                                                                                       341,798,355 Detail
                                                                  ---------------------------------
                                                                                                 - Difference


14.   OTHER  ASSETS  -  NET  OF
      AMORTIZATION  (ATTACH  LIST)                                                       9,649,819 Reported
                                                                  ---------------------------------
           Loan organizaiton costs                                                       1,122,434
           Bond offering costs                                                           7,151,860
           Goodwill - KH Cargo                                                           1,375,525
                                                                  ---------------------------------
                                                                                         9,649,819 Detail
                                                                  ---------------------------------
                                                                                                 - Difference



15.   OTHER (ATTACH LIST)                                                              138,370,015
                                                                  ---------------------------------
           Investment in KH Aircargo                                                         1,000
           Investment in KH International                                               81,974,302
           Investment in Longhorn                                                        2,266,436
           Investment in KH Cargo                                                       54,128,277
                                                                  ---------------------------------
                                                                                       138,370,015 Detail
                                                                  ---------------------------------
                                                                                                 - Difference


22.   OTHER  (ATTACH  LIST)                                                            $ 2,511,741 Reported
                                                                  ---------------------------------
           Accrued expenses                                                                736,892
           Accrued interest                                                                472,473
           Accrued health savings                                                          614,257
           A/P Aging reconciling item                                                      (25,854)
           A/P clearing                                                                          -
           Accrued 401(k)                                                                    9,862
           Accrued Salaries/Wages                                                          704,111
                                                                  ---------------------------------
                                                                                         2,511,741 Detail
                                                                  ---------------------------------
                                                                                                 - Difference

27.   OTHER (ATTACH LIST)                                                             $ 28,849,513 Reported
                                                                  ---------------------------------
           Deferred Taxes                                                               31,006,505
           Accrued Taxes payable                                                       (17,685,739)
           Interest payable                                                             15,528,747
                                                                  ---------------------------------
                                                                                        28,849,513 Detail
                                                                  ---------------------------------
                                                                                                 - Difference


CASE  NAME: Kitty Hawk, Inc.

CASE  NUMBER: 400-42141

Details of Other Items


ACCRUAL BASIS-2

16.   NON-OPERATING INCOME (ATT.  LIST)                                                   (146,686)Reported
                                                                  ---------------------------------
           Interest Income                                                                (146,686)
                                                                  ---------------------------------
                                                                                          (146,686)Detail
                                                                                                 - Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                                             34,390,149 Reported
                                                                  ---------------------------------
           Transfers from Charters                                                       1,648,887
           Transfers from Cargo                                                         10,150,820
           Transfers from Aircargo                                                      18,727,038
           Transfers from International                                                    637,000
           Cash deposits - non-lockbox                                                   3,075,349
           Interest income                                                                 144,555
           Misc Deposits                                                                     8,481
           NSF Checks                                                                       (1,981)
                                                                  ---------------------------------
                                                                                        34,390,149 Detail
                                                                  ---------------------------------
                                                                                                 - Difference
                                                                  ---------------------------------


25.   OTHER  (ATTACH  LIST)                                                             12,477,603 Reported
                                                                  ---------------------------------
           checks
           wires
           Inc. 401(k)                                                                     536,612
           Employee Expenses                                                                80,295
           Bank charges                                                                      8,137
           Refunds/Claims                                                                    3,601
           Interest expense
           Fuel                                                                          3,832,100
           Ground Handling                                                               2,018,891
           Shipping                                                                        100,053
           Ondemand Charter costs                                                          112,940
           135 Airline costs                                                                 9,475
           Software
           Building Rent and expenses                                                      591,339
           Building maintenance/security                                                    23,089
           Contract Labor                                                                  450,966
           Trucking                                                                        331,421
           Customs/Parking/Landing                                                       1,719,758
           Containers                                                                       54,865
           Transfers
           Security
           Simulator/Communication/Other Training                                          530,667
           Misc                                                                            137,255
           Voided checks and corrections                                                   (68,311)
           Board of Direcetors expenses                                                        157
           Asset purchase
           Charts/Manuals                                                                   74,107
           Shutdown costs                                                                   36,407
           Taxes                                                                            57,495
           Deicing                                                                         246,545
           Office                                                                           45,674
           Deposits                                                                        100,000
           Subcharter Aircraft                                                           1,444,065
                                                                  ---------------------------------
                                                                                        12,477,603 Detail
                                                                                                 - Difference